-------------------
                                   PROSPECTUS
                               -------------------
                                 April 30, 2003


                           THE WALL STREET FUND, INC.
              230 Park Avenue, Suite 1635, New York, New York 10169

                 The Fund seeks to produce growth of capital by
               investing principally in a diversified portfolio of
                         growth-oriented common stocks.





          Please read this Prospectus and keep it for future reference.
         It contains important information, including information on how
           The Wall Street Fund invests and the services it offers to shareholders.





These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                           THE WALL STREET FUND, INC.
                           230 Park Avenue, Suite 1635
                            New York, New York 10169
                         (212) 856-8250   1-800-443-4693
                        http://www.thewallstreetfund.com
                        e-mail: mrl@thewallstreetfund.com






                                TABLE OF CONTENTS


                                                                            Page

INVESTMENT OBJECTIVE AND POLICIES..............................................3
RISK FACTORS...................................................................4
PAST PERFORMANCE...............................................................5
FEES & EXPENSES................................................................6
HOW TO PURCHASE SHARES.........................................................6
HOW TO REDEEM SHARES...........................................................8
ADDITIONAL POLICIES ABOUT TRANSACTIONS........................................10
SHAREHOLDER SERVICES..........................................................10
SHAREHOLDER SERVICING AGREEMENT...............................................11
HOW SHARE PRICE IS DETERMINED.................................................11
MANAGEMENT OF THE FUND........................................................11
DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION...................................12
FINANCIAL HIGHLIGHTS..........................................................13
PRIVACY NOTICE................................................................15
SHARE PURCHASE APPLICATION....................................Back of Prospectus



                        INVESTMENT OBJECTIVE AND POLICIES

The Wall Street Fund, Inc.'s (the "Fund") primary investment objective is to produce growth of capital. The Fund attempts to achieve its investment objective by investing principally in a diversified portfolio of common stocks considered by Wall Street Management Corporation (the "Adviser" or "WSMC") to offer prospects of sustained growth in value. The Fund may also hold convertible securities, preferred stocks, U.S. government securities, corporate bonds and foreign securities as deemed appropriate by the Adviser. Realization of current income through the receipt of interest or dividends from investments is a secondary objective, although receipt of income may accompany capital appreciation. The Fund seeks to achieve its secondary objective of income generation through selection of dividend-paying and convertible securities. There can be no assurance that the Fund's investment objectives will be achieved.

Investments in general will be made in securities of companies that have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded. Common stock investments may be traded on listed securities exchanges or over the counter without restriction. There is no restriction as to the size of businesses invested in, but the investment adviser intends to maintain a growth-oriented style of investing in a portfolio mixture of small, medium and large capitalization companies, subject to the Fund's investment restrictions and diversification status.

Analytical emphasis is focused on financial ratios such as pre-tax margins, return on equity and cash flow which are actually or expected to be superior to those of the average company. While price earnings ("P/E") ratios are important valuation criteria, there is no limitation or emphasis on high or low P/E stocks. In the opinion of the investment adviser, P/E ratios are important in relation to the aforementioned financial ratios. In addition, the Fund selects convertible securities based on future growth potential and high current income at the time of purchase.

In practical application, the Fund attempts to attain its investment objectives by relying on three fundamental practices:

o    Careful  selection of securities - based on the performance and position of
     individual   companies  and  their   industries   relative  to  alternative
     investments.

o Broad diversification among industries and their companies - fundamental to spreading the risk that is inherent in any single investment while recognizing that such risk cannot be eliminated.

o Continuous scrutiny of investments - realization of security values depends upon many factors, including timing, trends of the market, and the economy.

Temporary Investments
The Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the Fund may be unable to pursue its investment goal because it may not invest or may invest less in securities of companies that the Adviser believes are undervalued in the marketplace relative to underlying asset values.


                                  RISK FACTORS

The Fund is not designed to offer a complete or balanced investment program and is not suitable for all investors. Common stocks fluctuate in price. This means that the value of your investment in the Fund will go up and down and you could lose money on your investment. The Adviser in order to help achieve diversification of risk, rarely makes investments of more than 3% of the Fund's net asset value at cost in any one security.

Stocks
While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Smaller Companies
Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In addition, small companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Therefore, while smaller companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative. The Fund may also choose to hold investments in companies that were once small and have become larger due to growth in their business.

Foreign Securities
Although not a principal investment strategy, the Fund may also invest a percentage of its assets in foreign securities, typically through limited investments in American Depositary Receipts (ADRs). American depositary receipts evidence ownership in foreign equity securities that are traded on domestic exchanges. The Fund may, however, to a limited extent invest directly in foreign securities. Investments in these types of securities involve certain inherent risks, such as heightened political and economic risks, particularly in countries with unstable governments, immature economic structures, different legal systems, economies based on few industries, and national policies restricting investments by foreigners. There is also the risk of unpredictable government confiscation of company assets and/or other controls. Finally, foreign issuers may not be subject to the same uniform accounting, auditing, or financial reporting standards.


                                PAST PERFORMANCE

The bar chart and table below show the Fund's annual returns and its long-term performance. The bar chart illustrates how the Fund's total return has varied from year to year. The table illustrates how the Fund's average annual total returns for certain periods compared with those of the Russell 2500 Growth Index, a widely recognized index of small stock performance. Both tables assume that all dividends and capital gain distributions have been reinvested in new shares of the Fund. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

After Tax Disclosure
The Wall Street Fund's after-tax returns as shown in the following table are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA"), this information may not apply to your investment.

[BAR CHART OMITTED]

Year by Year Return as of December 31

1993   13.17%
1994   -4.86%
1995   36.50%
1996   11.45%
1997   -2.37%
1998   31.40%
1999   62.88%
2000    3.41%
2001  -23.25%
2002  -36.34%

                          Best Quarter Q4 `99 = 40.83%
                         Worst Quarter Q3 `01 = -27.77%

Average Annual Total Return as of December 31, 2002:

The Wall Street Fund                         1 Year        5 Years      10 Years
                                             ------        -------      --------
   Return Before Taxes(1)                   -36.34%         1.60%         5.64%
   Return After Taxes                       -36.34%        -0.78%         2.92%
   Return After Taxes on Distributions      -22.31%         1.96%         4.40%
      and Sales of Fund Shares
Russell 2500 Growth Index(2)                -29.10%        -3.19%         5.20%
--------------------------------------------------------------------------------
(1)  The Fund was launched on December 23, 1945.
(2) Source: Frank Russell Company. The Russell 2500 Growth Index measures the performances of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index itself measures the performance of the 3,000 largest U.S. companies or 98% of the U.S. equity market.


                                 FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------

Shareholder Fees (fees paid directly from your investment)..................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
  Management Fees..........................................................0.50%
  Distribution and Service (12b-1) Fees.....................................NONE
  Other Expenses....................................................... 1.58%(1)
       Total Annual Fund Operating Expenses................................2.08%
  Less: Fee Waiver/ Expense Reimbursement(2)..............................-0.24%
Net Annual Fund Operating Expenses......................................   1.84%

(1) Includes a 0.25% shareholder servicing fee.
(2) Pursuant to an expense cap agreement between the Adviser and the Fund, the Adviser has agreed to limit the Fund's total expenses to 2% of the first $10,000,000, 1.50% of the next $20,000,000 and 1% of any balance of the average daily net assets of the fund.

Example
The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest dividends and distributions and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year             3 Years           5 Years           10 Years
      ------             -------           -------           --------
       $187               $579              $995              $2,159


                             HOW TO PURCHASE SHARES

Minimum Initial Investment
You may open a Fund account with a minimum investment of the following amounts:

     o    $1,000 or more for regular accounts (including IRA accounts)
     o    $1,000 or more for automatic investment plans

Minimum Additional Investment
You may make subsequent investments to your Fund account at any time with the following minimum:

     o    $100 or more

Good Order Purchase Requests:

When making a purchase request, make sure your request is in good order. "Good order" means your request includes:

     o    the name of the Fund
     o    the dollar amount of shares to be purchased
     o    account application form or investment stub
     o    check payable to The Wall Street Fund, Inc.

How Purchases may be Made

Through a           You can purchase shares of the Fund through asset management
broker/dealer       programs   or   services    offered   or   administered   by
or other            broker-dealers,   fee-based  financial  planners,  financial
intermediary        institutions  or other service  providers  that have entered into  agreements  with the Fund.  Once you have  opened your account  with  your  intermediary,  you  must  purchase  all
                    additional   shares   through   your    intermediary.    The
                    intermediary is responsible for sending your purchase order to the Fund's transfer agent and will become the shareholder of record. Please keep in mind that your broker-dealer or other intermediary may charge additional fees for its services.


By mail You can purchase shares of the Fund directly from the Fund's transfer agent, U.S. Bancorp Fund Services, LLC. To open an account, complete an account application form and send it together with your check to the address below. To make additional investments once you have opened your account, send your check together with the detachable form that is included with your Fund account statement or confirmation. You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below. Checks should be made payable to "The Wall Street Fund, Inc." No third party checks will be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account.

                    Regular Mail                  Overnight Delivery
                    ------------                  ------------------
                    The Wall Street Fund, Inc.     The Wall Street Fund, Inc.
                    c/o U.S. Bancorp Fund          c/o U.S. Bancorp Fund
                    Services, LLC                  Services, LLC
                    P.O. Box 701                   615 E. Michigan Street,
                    Milwaukee, Wisconsin           Third Floor
                    53201-0701                     Milwaukee, Wisconsin  53202

                    NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone        To make additional investments by telephone,  you must check
                    the  appropriate  box  on  your  account   application  form
                    authorizing   telephone   purchases.   If  you  have   given
                    authorization  for telephone  transactions  and your account has been open for at least 12 days,  call the Fund toll free at 1-800-443-4693 and you will be allowed to move money from your bank account to your Fund account  upon  request.  Only
                    bank  accounts  held  at  domestic   institutions  that  are
                    Automated Clearing House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.



By wire To open an account or to make additional investments by wire, call 1-800-443-4693 to notify the Fund of the incoming wire using the wiring instructions below:

                      U.S. Bank, National Association
                      Milwaukee, WI 53202
                      ABA #: 042000013
                      Credit: U.S. Bancorp Fund Services, LLC
                      Account #: 112-952-137
                      Further Credit: The Wall Street Fund, Inc.
                                      (your name or the title on the account)
                                      (your account #)

Through  an         If you intend to use the Automatic  Investment Plan ("AIP"),
automatic           you may open your account with an initial minimum investment
investment          of  $1,000.  Once  your  account  has been  opened,  you may
plan                purchase shares of the Fund through the AIP in amounts of at least  $100.  You can have money  automatically  transferred
                    from  your   checking  or  savings   account  on  a  weekly,
                    bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 15 days after the transfer agent has received your request.


                              HOW TO REDEEM SHARES

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by the Fund or its agents. "Good order" means your letter of instruction includes:

     o    the name of the Fund
     o    the dollar amount or the number of shares to be redeemed
     o signatures of all registered shareholders exactly as the shares are registered
     o    the account number

How Redemptions may be Made

Through a If you purchased your shares through a broker-dealer or other financial intermediary, your broker/dealer or redemption order should be placed through the same organization. Your broker or financial other intermediary consultant is responsible for sending your redemption order to the Fund's transfer agent on a timely basis. Please keep in mind that your broker or financial consultant may charge additional fees for its services.

By mail If you purchased your shares directly from the Fund's transfer agent, you should send your written redemption request to the address below. Your request should contain the Fund's name, your account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all account holders sign the letter. Additional documents are required for shareholders that are corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions or trust documents indicating proper authorization). Please see the Statement of Additional Information for more information.

                    Regular Mail                  Overnight Delivery
                    ------------                  ------------------
                    The Wall Street Fund, Inc.     The Wall Street Fund, Inc.
                    c/o U.S. Bancorp Fund          c/o U.S. Bancorp Fund
                    Services, LLC                  Services, LLC
                    P.O. Box 701                   615 E. Michigan Street,
                    Milwaukee, Wisconsin           Third Floor
                    53201-0701                     Milwaukee, Wisconsin  53202

                    The Fund's transfer agent may require a signature guarantee for certain redemption requests such as redemption requests from IRA accounts, or redemption requests made payable to a person or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers. You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions. A notary public cannot guarantee signatures.

By telephone        If you are  authorized  to  perform  telephone  transactions
                    (either  through  your  account   application   form  or  by
                    subsequent arrangement in writing with the Fund) you may redeem shares in any amount, but not less than $100, by calling 1-800-443-4693. A signature guarantee is required of all shareholders to change or add telephone redemption privileges. For security reasons, requests by telephone will be recorded.


By wire To redeem shares by wire, call the Fund at 1-800-443-4693 and specify the amount of money you wish to have wired. Your bank may charge a fee to receive wired funds. The transfer agent charges a $15 outgoing wire fee.



Through a           If you own shares  with a value of $15,000 or more,  you may
systematic          participate   in  the   systematic   withdrawal   plan.  The
withdrawal plan     systematic  withdrawal  plan  allows  you to make  automatic withdrawals from your Fund account at regular intervals. The minimum withdrawal amount is $250. Money will be transferred from your Fund account to the account you choose on your account application form or be mailed to you in the form of a check. If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the systematic withdrawal plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.

Signature Guarantees - A signature guarantee of each owner is required to redeem shares in the following situations:

     o    If you change ownership on your account.
     o When you want the redemption proceeds sent to a different address than that registered on the account.
     o If the proceeds are to be made payable to someone other than the account's owner(s).
     o Any redemption transmitted by federal wire transfer to a bank other than your bank of record.
     o If a change of address request has been received by the Fund's transfer agent within the last 15 days.
     o    For all redemptions of $50,000 or more from any shareholder account.

Signature  guarantees  are designed to protect both you and the Fund from fraud.
Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission ("SEC"). Notaries cannot provide signature guarantees.

We may waive these requirements in certain instances where it appears reasonable to do so and it will not unduly affect the interests of other shareholders.

Corporations, Trusts and Other Entities - Additional documentation is normally required in the case of corporations, fiduciaries and others who hold shares in a representative or nominee capacity. Such documentation may include certified copies of corporate resolutions, or certificates of incumbency, or such other documentation as may be required under the Uniform Commercial Code or other applicable laws or regulations. For authorization of redemptions by a corporation, it will also be necessary to have an appropriate certified copy of resolutions on file with the Fund. Your redemption will not become effective until we have received all documents in the form required. It is your responsibility as the shareholder to maintain such documentation on file and in a current status. If you have questions concerning redemption requirements, please write or telephone us well ahead of an anticipated redemption in order to avoid any possible delay.


                     ADDITIONAL POLICIES ABOUT TRANSACTIONS

The Fund reserves the right to:

     o    Vary or waive any minimum investment requirement.
     o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.
     o Suspend your right to redeem shares or postpone the date of payment beyond the normal seven-day period under emergency circumstances or when the New York Stock Exchange is closed.
     o Reject any purchase request for any reason. Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).
     o Redeem all shares in your account if your balance falls below the Fund's minimum. If, within 60 days of the Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.
     o Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.
     o Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
     o Make a "redemption in kind" (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets. In such cases, you may incur brokerage costs in converting these securities to cash.
     o Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the request to: The Wall Street Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.


                              SHAREHOLDER SERVICES

The following services are also available to shareholders through the Adviser:

     o   Uniform Transfers (Gifts) to Minors accounts
     o   Accounts for corporations or partnerships
     o Prototype Retirement Plans suitable for the self-employed, including sole proprietors, partnerships and corporations.
     o   Traditional IRA
     o   Roth IRA
     o   Coverdell Educational Savings Account
     o   Simplified Employee Pensions (SEPs)

To obtain the appropriate disclosure documentation and complete information on how to open a retirement account, call 1-800-443-4693.

                         SHAREHOLDER SERVICING AGREEMENT

The Fund has  entered  into a  shareholder  servicing  agreement  (a  "Servicing
Agreement") with the Adviser pursuant to which the Adviser may compensate certain persons who provide shareholder services, including, among other things, answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholder. For services provided under the Servicing Agreement, the Adviser receives fees from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund.

                          HOW SHARE PRICE IS DETERMINED

Shares of the Fund are purchased or redeemed at the net asset value per share next calculated after your purchase order and payment or redemption order is received in good order (as defined above). The net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. (Eastern Time) except on days on which the New York Stock Exchange (NYSE) is closed for trading. The net asset value per share calculation is made by subtracting from the Fund's total assets any liabilities and then dividing into this amount the total outstanding shares as of the date of the calculation.

Each security owned by the Fund that is listed on an exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange which it generally considers to be the principal exchange on which the stock is traded. Lacking sales, the security is valued at the mean between the last current closing bid and asked prices. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith by the Board of Directors.

If applicable, trading in foreign securities markets is generally completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Fund will be determined as of such times for purposes of determining the net asset value of the Fund. If events which materially affect the value of foreign securities held by the Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above.


                             MANAGEMENT OF THE FUND

The Fund's investment adviser and principal underwriter, WSMC, located at 230 Park Avenue, Suite 1635, New York, NY 10169, was founded in 1954. Together the Adviser and its affiliates manage over $375 million in assets as of March 31, 2003. The Adviser provides research, statistical, advisory and managerial services to the Fund in return for an advisory fee paid monthly.

The person responsible for the Fund's management is Robert P. Morse, President and Sole Director of the Adviser. Mr. Morse has been responsible for the day to day management of the Fund since 1984 and has more than thirty (30) years' experience in the investment business with an extensive background in both domestic and international equity and fixed-income markets. Mr. Morse is a co-founder of Morse, Williams & Company, an investment adviser established in 1981 and an affiliate of WSMC. In addition to his responsibilities as President and portfolio management, Mr. Morse serves as the Firm's chief investment strategist. Prior to founding Morse, Williams & Company and managing the Fund, Mr. Morse was a partner at William G. Campbell & Co. and a divisional vice-president at American Express.


An annual rate of 0.50% of the Fund's average daily net assets is payable to the Adviser for these services under the Fund's investment advisory agreement. The
Adviser has also agreed to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest, brokerage fees and extraordinary expenses) over 2.00% of the first $10 million, 1.50% of the next $20 million and 1.00% of any balance of the average daily net assets of the Fund. The advisory fee paid for 2002 as a percentage of average net assets was 0.26%, net of waiver.


                   DIVIDENDS, DISTRIBUTIONS AND THEIR TAXATION

For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Fund are taxable as ordinary income, whether reinvested in additional shares or received in cash, unless you are exempt from taxation or entitled to a tax deferral. Distributions of net realized long-term capital gains you receive from the Fund, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains (rather than dividend income). You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

The Fund intends to pay dividends from net investment income annually and to distribute all net realized capital gains at least annually. In addition, the Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax or other tax on undistributed income and gains. Please note, however, that the objective of the Fund is growth of capital, not the production of distributions. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that either dividends or capital gains or both be paid in cash. If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your Fund account at the then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

The election to receive dividends or reinvest them may be changed by writing to the Fund at: The Wall Street Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The election is effective for distributions with a dividend record date on or after the date on which the Fund receives notice of the election.

By law, the Fund must withhold a percentage of your taxable distribution and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. The Fund's audit report, along with the financial statements, is included in the annual report, which is available upon request.


                              FINANCIAL HIGHLIGHTS
              (For a fund share outstanding throughout each period)
                             Year Ended December 31,


                                                 2002     2001      2000    1999       1998
Per Share Data:
Net asset value,                                 $7.65   $10.09   $12.43   $ 9.39     $ 7.34
                                                 -----    ------  ------  ------      ------

Income from investment operations:
Net investment loss(1)                           (0.08)   (0.07)   (0.10)   (0.10)     (0.11)
Net realized and unrealized gains (losses)
    on investments                               (2.70)   (2.29)    0.76     5.73       2.39
                                                 ------   ------    -----    ----       ----
Total from investment operations                 (2.78)   (2.36)    0.66     5.63       2.28
                                                 ------   ------    -----    ----       ----

Less distributions:
Distributions from net realized gains
     from security transactions                      --   (0.08)   (3.00)   (2.59)     (0.23)
                                                 ------   ------   ------   ------     ------
Total distributions                                  --   (0.08)   (3.00)   (2.59)     (0.23)
                                                 ------   ------   ------   ------     ------

Net asset value, end of period                  $ 4.87   $ 7.65   $10.09   $12.43     $ 9.39
                                                 ======   ======  =======  =======    ======

Total return(2)                                 (36.34%) (23.15%)   3.41%   62.88%     31.40%

Supplemental data and ratios:
Net assets, end of period (in 000's)           $11,609  $19,408  $22,576  $22,118    $18,319
Ratio of operating expenses to average net
    assets, before reimbursement                  2.08%    1.70%    1.45%    1.92%      1.89%
Ratio of net operating expenses to average net
    assets, net of reimbursement                  1.84%    1.68%    1.45%    1.80%(3)   1.89%(3)

Ratio of net investment loss
    to average net assets, before reimbursement  (1.52%)  (0.95%)  (0.71%)  (1.23%)    (1.33%)
Ratio of net investment loss to
    average net assets, net of reimbursement     (1.28%)  (0.93%)  (0.71%)  (1.11%)(3) (1.33%)(3)
Portfolio turnover rate                         124.51%  110.24%   92.59%  104.18%    165.84%


                                                 1997     1996     1995    1994        1993
Per Share Data:
Net asset value,                                $ 7.96   $ 8.19   $ 7.42   $ 8.03     $ 7.60
                                                 ------   ------   ------   ------    ------

Income from investment operations:
Net investment loss(1)                           (0.08)   (0.06)   (0.03)   (0.02)     (0.02)
Net realized and unrealized gains (losses)
    on investments                               (0.13)    0.98     2.60    (0.38)      1.00
                                                 ------    ----     ----    ------      ----
Total from investment operations                 (0.21)    0.92     2.57    (0.40)      0.98
                                                 ------    ----     ----    ------      ----

Less distributions:
Distributions from net realized gains
     from security transactions                  (0.41)   (1.15)   (1.80)   (0.21)     (0.55)
                                                 ------   ------   ------   ------     ------
Total distributions                              (0.41)   (1.15)   (1.80)   (0.21)     (0.55)
                                                 ------   ------   ------   ------     ------

Net asset value, end of period                  $ 7.34   $ 7.96   $ 8.19   $ 7.42     $ 8.03
                                                ======   ======   ======   ======     ======

Total return(2)                                  (2.37%)  11.45%   36.50%   (4.86%)    13.17%

Supplemental data and ratios:
Net assets, end of period (in 000's)           $15,577  $15,939  $14,383  $11,080    $11,561
Ratio of operating expenses to average net
    assets, before reimbursement                  1.82%    1.84%    2.02%    2.12%      2.04%
Ratio of net operating expenses to average net
    assets, net of reimbursement                  1.82%    1.82%    1.90%    1.96%      1.96%

Ratio of net investment loss
    to average net assets, before reimbursement  (0.96%)  (0.70%)  (0.50%)  (0.47%)    (0.31%)
Ratio of net investment loss to
    average net assets, net of reimbursement     (0.96%)  (0.68%)  (0.38%)  (0.31%)    (0.23%)
Portfolio turnover rate                         121.12%  142.11%  143.27%   89.01%    107.22%


--------------------------------------------------------------------------------
(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) These returns do not include the effect of the Fund's sales charge, which was discontinued on September 1, 2001.
(3) These ratios would have been 0.09% lower with the reimbursement of 1998 expenses included therein.

                                 PRIVACY NOTICE

At the Wall Street Fund we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

     o    Account  applications  and  other  required  forms
     o    Written, oral, electronic or telephonic communications, and
     o    Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and service providers involved in servicing your account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard nonpublic personal information of our customers.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.


INVESTMENT ADVISER AND PRINCIPAL UNDERWRITER:
         Wall Street Management Corporation
         230 Park Avenue, Suite 1635
         New York, NY 10169

DIRECTORS:
         Clifton H.W. Maloney
         Edward F. McCann
         Robert P. Morse, Chairman
         Sharon A. Queeney-Weintz
         Harlan K. Ullman

PRINCIPAL OFFICERS:
         Robert P. Morse, President
         James L. Farrell, Jr., Ph.D., Executive Vice President
         Laurence R. Golding, Vice President
         Michael R. Linburn, Vice President & Secretary
         Jian H. Wang, Vice President & Treasurer


CUSTODIAN:
         U.S. Bank, National Association
         425 Walnut Street
         Cincinnati, OH  45202

TRANSFER AGENT:
         U.S. Bancorp Fund Services, LLC
         615 East Michigan Street
         Milwaukee, WI  53202

INDEPENDENT ACCOUNTANTS:
         PricewaterhouseCoopers LLP
         100 East Wisconsin Avenue
         Milwaukee, WI  53202



                             ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market condition and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may obtain a free copy of these documents by calling, writing or e-mailing the Fund as shown below. You also may call the toll free number given below to request other information about the Fund and to make shareholder inquiries.

You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, DC (202-942-8090) or by visiting the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, DC 20549-6009.


Investment Company Act File No. 811-00515



THE WALL STREET FUND, INC.                               [LOGO]
230 Park Avenue, Suite 1635
New York, New York 10169
(212) 856-8250                                    PROSPECTUS
1-800-443-4693                                    April 30, 2003
http://www.thewallstreetfund.com                  A diversified mutual fund that
e-mail: mrl@thewallstreetfund.com                 invests in common stocks of
                                                  growth-oriented companies.